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                           LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT made this 18th day of March, 1994 by and between The First National Bank of Boston, a national banking association, with its principal address at 100 Federal Street, Boston, Massachusetts ("Lender") and Industry Mortgage Company, L.P. a Delaware limited partnership, with its principal address at 3450 W. Busch Blvd., Suite 250, Tampa, Florida 33618 ("Borrower").

                                    RECITALS

     WHEREAS, Lender wishes to lend, and Borrower wishes to borrow, subject to certain terms and conditions, monies in connection with a warehouse facility for certain Mortgage Loans owned by Borrower.

     WHEREAS, Borrower expects to use this warehouse facility to fund the acquisition or origination of Mortgage Loans and Lender expects to fund such activities of Borrower through Advances of monies.

     WHEREAS, Lender expects repayment of such Advances made under this warehouse facility and Borrower expects the subsequent sale of certain Mortgage Loans to permit such repayment of Advances.

                                   PROVISIONS

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter contained, the parties hereto agree as follows:

1. DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Advance: An advance by Lender to Borrower pursuant to this
             Agreement.

                  Agreement: This Loan and Security Agreement, including all exhibits and schedules attached or delivered pursuant hereto, and as the same may be amended and supplemented from time to time by Lender with Borrower's consent.



                  Base Rate: The  greater  of (i) the interest rate announced from time to time by Lender at its head office as its Base Rate and (ii) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%.





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                  Borrower's Note: The promissory note of Borrower in the form set forth in Exhibit A hereto.

                  Business Day: Any day that is not a Saturday, Sunday or other day on which Lender's offices in the City of Boston are closed.

                  Closing Date: Any Business Day on which Lender makes Advances.

                  Collateral: The property securing Advances set forth in
             Section 7.1 hereof.

                  Eligible Collateral: Mortgage Loans meeting all of the
             following criteria:

                         (a) the Essential Mortgage File Documents have been
                   delivered to Lender or its designated custodian;

                         (b) each of the representations and warranties
                   contained in section 5.2 of this Agreement is true as to such Mortgage Loan;

                         (c) the Mortgage Loan meets the Underwriting Guidelines
                   set forth in Exhibit D; and,

                         (d) a condition requiring repayment with respect to
                   such Mortgage Loan under Sections 6.1 or 6.5 has not yet occurred.

                  Essential Mortgage File Documents: As to each Mortgage Loan, the original of the Note, endorsed in blank, a true and certified copy of Mortgage, an original executed assignment of Mortgage in recordable form with the assignee's name blank, and a marked-up title policy or a title insurance binder or title certificate which is in full force and effect and meets the requirements of Section 5.2(i) hereto.

                  Event of Default: Any event of default set forth in Section
             8.1 hereof.

                  Mortgage: The Note, bond, deed of trust, Mortgage, mortgage warranty, extension agreement, assumption of indebtedness, assignment and any other documents constituting the basic instruments for real estate security on real property owned by the Mortgagor in the state in which the Mortgaged Property is located.

                  Mortgage Loans: The Note, the related Mortgage and the Related
             Assets which are collectively identified as the Mortgage Loans.



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                  Mortgage Note Rate: The interest rate applicable to a Mortgage
             Loan.

                  Mortgaged Property or Subject Property: The residential real property subject to the Mortgage which secured the Mortgage Loan.

                  Mortgagor: The obligor under a Mortgage Loan.

                  Note: The original Note or bond or other evidence of
             indebtedness evidencing the indebtedness of the Mortgagor under the Mortgage Loan.

                  Related Assets: Any and all documents, instruments, collateral agreements and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or Mortgages or related thereto, including, without limitation, current insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance and other applicable insurance policies) covering the Subject Property or relating to the Notes and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, mortgagor financial statements, separate assignment of rents, if any, credit reports and appraisals, relating to the Loans. In all cases, the Related Assets shall be the original documents.

                  Request for Borrowing: A written request substantially in the form of Exhibit C hereto, executed by Borrower and delivered to Lender in accordance with Section 4(a) hereto.

                  Request for Release: A written request substantially in the form of Exhibit F hereto, executed by Borrower and delivered to Lender in accordance with Section 6.1 hereto.

                  Settlement Date: Such date of repayment of an Advance to
             Lender by Borrower pursuant to this Agreement.

                  Underwriting Guidelines: Exhibit D attached hereto and made a part hereof as the same may from time to time be amended with the consent of Lender.

2. ADVANCES.



     2.1 Subject to the Borrower's reimbursement obligations set forth in
Section 6 hereof, Lender hereby agrees to make Advances from time to time to Borrower, and Borrower hereby agrees to borrow Advances from Lender, in accordance with the terms of the Borrower's Note and this Agreement; provided, however, that: (i) the outstanding amount of Advances provided to Borrower hereunder shall not exceed the lesser of $5,000,000 and ninety-seven percent (97%) of the Eligible Collateral; (ii) Lender must



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pre-approve any investor to whom Borrower seeks to sell Mortgage Loans funded under this Agreement; (iii) Lender may terminate its obligation to make Advances under this agreement upon 60 days notice to Borrower; (iv) Lender shall not be obligated to make any advance in an amount less than $250,000, and shall not be obligated to make more than one advance per Business Day; and, (v) Lender shall not be obligated to accept any repayment by Borrower of principal and interest in an amount less than $250,000, except for Advances repaid in accordance with section 6.5 hereof.

     2.2 Lender shall make Advances to Borrower on each Closing Date upon receipt from Borrower of a duly executed Request for Borrowing. All payments of Advances shall be made by wire transfer in immediately available funds to the Borrower.

3. PURCHASE OF MORTGAGE LOANS ADVANCED UNDER THE AGREEMENT.

     It is the express intention of the parties that Borrower may resell any Mortgage Loan for which Advances are made hereunder; provided that Borrower uses such sale proceeds for the repayment of Advances received from Lender. Borrower hereby covenants and agrees that each Mortgage Loan which is Eligible Collateral pursuant to this Agreement shall be sold to an investor or withdrawn from Eligible Collateral and repaid in accordance with Section 6.5 on or before the sixtieth day after Lender or its designated custodian received the Essential Mortgage File Documents.

4. CONDITIONS PRECEDENT TO ADVANCES.

     The Lender's obligation to make Advances hereunder shall be subject to the fulfillment of the following conditions precedent, all of which shall be conditions precedent to the making of each Advance:

          (a) Delivery of Borrower's Note and Request for Borrowing to Lender. Borrower shall have delivered to Lender: (i) Borrower's Note on the date of this Agreement; and (ii) a Request for Borrowing prior to each Closing Date.

          (b) Mortgage Files. On each Closing Date, the Borrower shall have delivered to Lender the Essential Mortgage File Documents with respect to each Mortgage Loan included in the Eligible Collateral.

          (c) Partnership Proceedings. Borrower shall have furnished to Lender a copy, certified by Borrower's general partner on the date of this Agreement, of the partnership vote by all general and limited partners of Borrower authorizing the execution and delivery of Borrower's Note to Lender and borrowing of Advances as herein provided for and


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     the execution, delivery and performance of this Agreement by Borrower.

          (d) Representations, Warranties and Covenants. The representations, warranties and covenants contained in Section 5 hereof shall be true and correct and shall have been performed as of the date of this Agreement and on each Closing Date, and no Event of Default shall have occurred and be continuing.

          (e) Financing Statements. Lender shall have filed with the appropriate state and local governmental authorities Uniform Commercial Code financing statements, including any continuation statements, as are necessary and appropriate, setting forth the Collateral as security for Advances, in order to create a first priority security interest in favor of Lender in such Collateral.

          (f) Designation of Authorized Officers. The Borrower shall have delivered to Lender a partners' vote and resolution, attested to by the general partner of the Borrower, stating the names and showing the facsimile partners' or agents' signatures of the officers of Borrower authorized to execute and deliver this Agreement, Borrower's Note and any Request for Borrowing.

          (g) Legal Matters. All other instruments and legal proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and counsel to Lender and Borrower, and Lender shall have received copies of all documents which it may have reasonably requested in connection herewith.

          (h) Opinion of Counsel. With respect to the first Advance only, Borrower shall have delivered to Lender an opinion of its outside counsel with respect to due authorization, execution, delivery and enforceability of this Agreement and Borrower's Note.


5. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     5.1 Representations, Warranties and Covenants of the Borrower - General. It is understood and agreed by Borrower and Lender that as a material inducement to Lender to enter into this Agreement and make Advances, Borrower hereby represents, warrants and covenants to Lender as follows:

          (a) The Borrower is an organization as set forth in the introductory paragraph of this Agreement and is duly organized, validly existing and in good standing under the laws of the state of its organization and existence, and is duly qualified as a limited partnership in all jurisdictions wherein the character of the property owned or leased or the

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     nature of the business transacted by it makes qualification as a foreign organization necessary.

          (b) The execution and delivery of the Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder have been duly authorized by all necessary partnership or other similar action. Prior to the first Settlement Date, the Borrower shall deliver to the Lender certified copies of relevant partnership or similar resolutions and a good standing certificate for the state of its organization and existence and, as requested by Lender, for each state in which Borrower is registered to do business. It is within Lender's discretion to periodically request good standing certificates for all states in which Borrower is registered to do business.

          (c) The execution and delivery of this Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder do not, and will not, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or to the partnership agreement of the Borrower. All parties which have had any interest in the Mortgages, whether as mortgagee, assignee (other than Lender or assignee of Lender) or pledgee are (or during the period in which they held and disposed of such interest, were) in compliance with all applicable licensing requirements of the federal, state and local governments wherein the Subject Property is located.

          (d) The execution and delivery of this Agreement by Borrower and the performance by Borrower of the obligations to be performed by it hereunder do not and will not result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

          (e) This Agreement constitutes, when duly executed and delivered by Borrower, a legal, valid and binding obligation of Borrower, enforceable against Borrower according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies.

          (f) There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Borrower, would have a material


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     adverse effect on the financial condition, properties or operations of
     Borrower. Any consent by Lender to make Advances for the origination of Mortgage Loans pursuant to this Agreement shall automatically terminate if:
     (i) a decree or order of a court or agency supervisory authority having jurisdiction for the appointment of a conservator or receivers or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy proceeding or any similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against Borrower and such decree or order shall have remained in force undischarged or unstated for a period of 60 days; or (ii) Borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy or similar proceedings relating to Borrower or relating to all or substantially all of its property; or (iii) Borrower shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency, reorganization or bankruptcy statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          (g) Borrower shall assure that all capital contributions required to be made by partners of Borrower under any partnership or capital contribution agreements of Borrower shall be made in timely fashion and that the aggregate of all capital contributions made by partners of Borrower is at least $3,500,000 by August 31, 1994.


          (h) Borrower shall not permit its operations in any month to result in a net loss, as shown on the books of the Borrower or determined in accordance with generally accepted accounting practices. However, if the Borrower is pooling for securitization, Lender shall permit Borrower to compute and report to Lender as part of results of operations the value of hypothetical revenues from unrealized gains on mortgages held for future securitization. Borrower shall inform Lender of its intent to accumulate loans for securitization before it begins any pooling of loans. Thereafter until receipt of securitization proceeds, Borrower shall monthly mark to market all loans held for securitization and, solely for purposes of this paragraph, recognize as the results of operation any change in the market value of such loans since the end of the preceding month or, if a loan was acquired within the preceding month, since the date of acquisition. The market value shall be based on existing prices for sales to purchasers having valid mortgage purchase agreements with Borrower.


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          (i) Borrower shall assure that the total of all outstanding Advances does not exceed the lesser of: (i) 97% of the face amount of all Eligible Collateral then held by Lender, and (ii) 5,000,000.



     5.2 Representations, Warranties and Covenants of the Borrower As to Each Loan. It is understood and agreed by Borrower and Lender that as a material inducement to Lender to enter into this Agreement and make Advances, the Borrower hereby represents, warrants and covenants to the Lender as of each Closing Date with respect to each Mortgage Loan delivered to Lender each of the following:

          (a) The Borrower is a holder-in-due-course of each Note within the meaning of the Uniform Commercial Code and is the sole owner of the Mortgage Loan and has the right to pledge, assign and transfer the Mortgage Loan to the Lender. The Borrower has not sold, assigned or otherwise transferred any right or interest in or to the Mortgage Loan and has not pledged the Mortgage Loan as collateral for any Loan or obligation of Borrower or other purpose, except pursuant to this Agreement. The pledge of the Mortgage Loan by the Borrower to Lender validly pledges such Mortgage Loan to Lender free and clear of any pledges, liens, claims, encumbrances, Mortgages, charges, exceptions and/or security interests of any third parties.

          (b) Except as expressly disclosed to and agreed by the Lender in writing, each Mortgage Loan conforms to: (i) the Underwriting Guidelines set forth in Exhibit D attached hereto, as the same may be amended from time to time; and (ii) the conditions of the written Approval Advice of Lender which modifies or requires additional conditions (if applicable).

          (c) All information provided by Borrower as part of submission of Collateral to Lender is true and correct in all respects, and all other information furnished to Lender by Borrower with respect to the Mortgage Loan(s) is true and correct as of the Closing Date.

          (d) Each Note and Mortgage and the Essential Mortgage File Documents or Related Assets are in every respect genuine, are the valid instrument they purport on their face to be, are the legal, valid, binding and enforceable obligation of the Mortgagor thereunder and not subject to any discount, allowance, set-off, counterclaim, presently pending bankruptcy or other defense; none of the Notes, Mortgages or Essential Mortgage File Documents or Related Assets are forged or have affixed thereto any unauthorized signature or have been entered into by any persons without the required legal capacity; and no foreclosure (including any non-judicial foreclosure) or any other legal action has


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     been brought by the Borrower, any previous holder of the Mortgage, or any senior lienholder in connection therewith.

          (e) No instruments other than those delivered herewith are required under applicable law to evidence the indebtedness represented by the Mortgage Loan(s) or to perfect the lien of the Mortgage(s).

          (f) Except as has been disclosed to and agreed to by the Lender in writing, there is no agreement with the Mortgagor regarding any variation of the interest rate and schedules of payment (except as described in the Note and Mortgage) or other terms and conditions of the Mortgage Loan, no Mortgagor has been released from liability on the Note, and no property has been released from the Mortgage. If the Mortgage Loan is a variable rate loan, the Borrower represents and warrants as of each Closing Date that all applicable notices required by law or regulation have been provided to the Mortgagor and that the right to future changes in the interest rate and payment schedules has not been waived by the Borrower or any previous holder of the Mortgage Loan.

          (g) The Mortgage Loan is secured by a valid Mortgage, of the agreed-upon priority, on real property, and such Mortgage has been properly received by the appropriate public recording official to be filed, recorded or otherwise perfected in due course in accordance with applicable law in the appropriate jurisdiction.

          (h) There are no violations of any applicable federal or state law or regulation, including, without limitation, Fair Credit Reporting Act and Regulations, the Federal Truth-in-Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulation X, the Federal Debt Collection Practices Act and any federal or state usury laws and regulations. All disclosures required by law, federal, state or local, were properly made by the Borrower (or other originator of the Mortgage Loan) prior to the closing of the Mortgage Loan.

          (i) The Borrower holds a marked-up title policy or a title insurance binder or title certificate which is in full force and effect; which has an insurance limit at least as great as the outstanding principal balance of the Mortgage Loan; which names the Borrower, its successors and assigns as the insured party and which is issued by a title insurer that is qualified to do business in the jurisdiction where the Subject Property is located. Said policy shall:

               (i) Insure the absence of any lien of taxes or other assessments that are due and payable;


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               (ii) Disclose whether all taxes and other assessments due as of the date of the policy have been paid-in-full; and

               (iii) Disclose all other matters to which like properties are commonly subject.

          (j) The Note and Mortgage contain customary, valid, legal and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Subject Property of the benefits of the security created thereby.

          (k) The proceeds of the Mortgage Loan have been fully disbursed and any and all requirements as to completion of on-site and off-site improvements and disbursement of any escrow funds therefore have been complied with.

          (l) There are no mechanic's lien or similar liens or claims which have been filed for work, labor or material affecting the Subject Property which are or may be liens prior to or equal with the lien of the Mortgage and senior Mortgage(s).

          (m) The Subject Property is free of material damage and waste and is in average repair and there is no proceeding pending or threatened for the total or partial condemnation of the Subject Property, and the Subject Property is free and clear of all hazardous material to the best of Borrower's knowledge.

          (n) All matured obligations pursuant to the Note and Mortgage have been paid or performed and the Borrower has not waived any default, breach, violation or event of acceleration.

          (o) The Borrower has no knowledge of any fact as to any Mortgage Loan which it has failed to disclose which would materially and adversely affect the value or marketability of such Mortgage Loans.

          (p) The Borrower has no knowledge of any impediments to title that adversely affect the value, enjoyment or marketability of the Subject Property.

          (q) Where required by state law, the Borrower or Borrower's predecessor in ownership of the Mortgage Loan has filed for record a request for notice of action by a senior lienholder under a senior lien, and the Borrower has notified any superior lienholder in writing of the existence of the Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the superior lienholder. The Borrower shall, upon request of the Lender,

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     cooperate in recording a new request for action in favor of the Lender and in providing superior lienholder with written requests for notification to the Lender of action against the Mortgagor.

          (r) There is no default, breach, violation or event of acceleration existing under any senior Mortgage which, with notice, and the expiration of any grace or cure period, which constitute a default, breach, violation or event of acceleration.

          (s) Each Note and Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder which are applicable by state statute.

          (t) All real estate appraisals made in connection with each Mortgage Loan have been performed in accordance with industry standards in the appraising industry in the area where the appraised property is located.

          (u) To the best of Borrower's knowledge, no hazardous or toxic materials or wastes or products regulated by law or ordinance or asbestos or asbestos products or materials or polychlorinated biphenyls or urea formaldehyde insulation have ever been used or employed in the construction, use or maintenance of the Subject Property or have ever been stored, treated at or disposed of on the Subject Property. However, in the event it has been determined that asbestos or asbestos products or asbestos materials have been used or employed in construction, use, or maintenance in Subject Property, a duly qualified appraiser or engineer must state that the material is in good repair or has been removed.

          (v) To the best of Borrower's knowledge, there has not occurred nor has any person or entity alleged that there has occurred upon the Subject Property any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous materials or regulated wastes.

          (w) All taxes, filing fees and similar fees assessed by any state or local authority in connection with the execution, delivery or recording of the Mortgage have been paid.

     5.3 Survival. To induce Lender to provide Advances, Borrower makes the representations and warranties set forth herein, each and all of which shall:
(i) survive the execution and delivery of this Agreement and the making of any Advance by Lender; (ii) inure to the benefit of Lender; and (iii) be deemed to have been relied upon in making Advances hereunder by Lender regardless in each case of any investigation or review Lender may


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have or shall hereafter make. Borrower additionally represents and warrants that no Mortgage Loan for which an Advance is made hereunder shall have been acquired more than thirty (30) days prior to any Closing Date.

6. REPAYMENT OF ADVANCES.



     6.1 Repayment. When Borrower sells a Mortgage Loan, Borrower shall repay to Lender the amount necessary to assure that the total of all outstanding Advances does not exceed 97% of the total face amount of all Eligible Collateral then held by Lender less the face amount of any sold Mortgage Loan. Such repayment shall be paid to Lender by wire transfer in immediately available funds on the Settlement Date. In any such case, after such repayment, in the event that: (1) Borrower has provided Lender or Lender's custodian with a Request for Release applicable to the sold Mortgage Loan, and (2) Lender or Lender's custodian has verified repayment in accordance with this Section, the Lender shall deliver to Borrower the Essential Mortgage File Documents with respect to the sold Mortgage Loan unless the Mortgage Loan was sold to Lender. Borrower shall not sell Mortgage Loans, nor request Lender to release the same, in lots of less than $250,000 aggregate face amount, except for Mortgage Loans for which Advances have been repaid in accordance with section 6.5 hereof.



     6.2 Interests on Advances. Subject to Section 6.3 hereof, Borrower shall pay to Lender on the fifteenth Business Day of each month interest on all Advances outstanding during the prior month computed at an annual rate equal to Lender's Base Rate in effect on the first Business Day of the prior month plus 1.0% per annum.





     6.3 Failure to Repay Advances. In the event Borrower fails to reimburse Lender when required under this Agreement, such repayment is considered to be delinquent and the interest payable to Lender on the amount of all such delinquent reimbursements shall be calculated at an annual rate equal to Lender's Base Rate in effect on the first business day of the prior month, plus five (5%) percent per annum.



     6.4 Computation of Interest. Interest on Advances shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing the interest on any Advances, the date of making the Advance shall be included and the date of repayment shall be excluded; provided, that if an Advance is repaid on the same day on which it is made, one day's interest shall be paid on that Advance.

     6.5 Repayment of Unpurchased Mortgage Loans. In the event that Lender has not received from Borrower a copy of a binding agreement to purchase a particular Mortgage Loan within 30 days of Lender's receipt of the Essential Mortgage File Documents for


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such Mortgage Loan, such Mortgage Loan shall no longer constitute Eligible
Collateral and Borrower shall repay Lender the amount of any Advance made with respect to such Mortgage Loan in an amount equal to such Advance. Such repayment shall be paid to Lender by wire transfer in immediately available funds on the Settlement Date.

     In addition, if any Mortgage Loan is not purchased within 60 days after Lender received the Essential Mortgage File Documents with respect to such Mortgage Loan, such Mortgage Loan shall no longer constitute Eligible Collateral and Borrower shall repay Lender any Advance made with respect to the unpurchased Mortgage Loan in an amount equal to such Advance. Such repayment shall be made as specified in the preceding paragraph.

7. SECURITY.

     7.1 Grant of Security Interest. To secure the payment of Advances and the performance of Borrower's other obligations hereunder, Borrower pledges and hypothecates to Lender, and grants a security interest in favor of Lender in, all of Borrower's right, title and interest in and to the following (the "Collateral"):

     (a) All Mortgage Loans, Mortgages and Mortgage Notes and other documents and property as shall be deposited with, and held by Lender or its designated custodian pursuant to this Agreement, whether or not the same shall be determined to be Eligible Collateral;

     (b) All payments and prepayments of principal, interest, penalties and other income due or to become due (other than amounts received by Borrower for the purpose of payment of real property taxes, assessments and insurance premiums pursuant to the terms of Mortgage Notes) on all Mortgages Loans, Mortgage and Mortgage Notes referred to in Paragraph (a) above, and all proceeds thereof, all the right, title and interest of every nature whatsoever of Borrower in and to the same and all property used in connection therewith (subject to Borrower's right under this Agreement to collect certain payments so long as no Event of Default shall have occurred and be continuing) including, without limitation, the following:

          (i) All rights, liens and security interests existing with respect to, or as security for, all such Mortgage Loans;

          (ii) All hazard insurance policies, title insurance policies or condemnation proceeds with respect to each such Mortgage Loan;

          (iii) All insurance and guaranties provided by the FHA or VA, as the case may be, with respect to each such Mortgage Loan; and

          (iv) All private mortgage insurance policies with respect to each such Mortgage Loan.

     (c) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records and data of Borrower related to the Mortgage Loans referred to in Paragraph (a) above; and

     (d) All products and proceeds of any of the property described in the foregoing Paragraphs (a) and (c) and any other property or documents relating to any of the foregoing that may, from time to time hereafter, be delivered by Borrower to Lender under this Agreement.

     7.2 Authority to Collect. So long as no Event of Default shall have occurred and be continuing, Borrower shall have the right to collect for its own account all payments (but not proceeds of sale of Mortgage Loans) of principal, interest, penalties and other amounts due or to become due on Mortgage Loans and pledged and hypothecated under this Agreement.

     7.3 Lender Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default, Borrower appoints Lender as Borrower's attorney-in-fact, with full power of substitution, for the purpose of taking such action and executing such documents, in the name of Borrower or otherwise, as Lender may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment is coupled with an interest and is irrevocable. Lender agrees promptly to notify Borrower after any such action or execution of instruments, provided that the failure to give such notice shall not affect the validity of such action or execution of instruments.

     7.4 Security for Obligations. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until payment in full of Borrower's Note; (ii) be binding upon Borrower, its successors and assigns; and (iii) inure to the benefit of Lender and its successors, transferees and assigns.

8. EVENTS OF DEFAULT.

     8.1 Event of Default. The occurrence of any of the following conditions or events shall constitute an "Event of Default" hereunder:

          (a) Failure to Make Payments When Due.

               (i) Failure to pay the principal of any Advance when due, whether at maturity, by acceleration, by notice of prepayment or otherwise; or

               (ii) Failure to pay any interest on Advances from the prior month by the fifteenth Business Day of the current month;

          (b) Default in Other Agreements. Failure of Borrower to pay or any default in the payment of any principal of or interest on any other indebtedness or in the payment of any contingent obligation beyond any period of grace provided or breach or default with respect to any other material term of any evidence of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause, indebtedness of Borrower in the aggregate amount of $10,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise);

          (c) Breach of Warranty. Any of Borrower's representations or warranties made herein or in any statement or certificate at any time given by Borrower in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made;

          (d) Other Defaults. Borrower shall default in the performance of or compliance with any term contained in this Agreement, other than those referred to in Paragraphs (a) or (c) above and such default shall not have been remedied or waived within fifteen days after receipt by Borrower of notice from Lender, which notice shall be sent to Borrower of such default;

          (e) Involuntary Bankruptcy; Appointment of Receiver, etc. Either: (i) a court having jurisdiction in the premises shall enter a decree or order for relief with respect to Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (ii) any other similar relief shall be granted under any applicable federal or state law, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, custodian or other officer having similar powers over Borrower or over all or a substantial part of its property, shall have been entered, or the involuntary appointment of an interim receiver, trustee or other custodian of Borrower for all or a substantial part of its property, or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Borrower, and the continuance of any such events in clause (ii) for 45 days unless dismissed, bonded or discharged;

          (f) Voluntary Bankruptcy; Appointment of Receiver, etc. Borrower shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by Borrower of any assignment for the benefit of creditors; or the inability to pay its debts as such debts become due or a majority of the partners of Borrower adopts any resolution or otherwise authorizes action to approve any of the foregoing;

          (g) Judgments and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $10,000 shall be entered or filed against Borrower or its assets and shall remain undischarged, unvacated, unbounded or unstayed for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder;

          (h) Dissolution; Liquidation. Any order, judgment or decree shall be entered against Borrower decreeing its dissolution or liquidation and such order shall remain undischarged or unstayed for a period in excess of 20 days.

     8.2  Remedies

          (a) Upon the occurrence of any Event of Default, the unpaid principal amount of and accrued interest on the note shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of Lender to make Advances shall thereupon terminate.

          (b) Upon the occurrence of any Event of Default, Lender may do any of the following:

               (i) Foreclose upon or otherwise enforce its security interest and lien on the Collateral to secure all payments and performance of obligations owed by Borrower under Borrower's Note and this Agreement.

               (ii) Notify all obligors of Collateral that the Collateral has been assigned to Lender and that all payments thereon are to be made directly to Lender or such other party as may be designated by Lender; settle, compromise or release, in whole or in part, any amounts owing on the Collateral, any portion of the

          Collateral, by any such obligor on terms acceptable to Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and, where any such Collateral is in default, foreclose on, and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure in a commercially reasonable manner.

               (iii) Cause any disposition of all or any portion of the Collateral to be conducted immediately upon the occurrence of an Event of Default (or immediately upon the expiration of any period of delay or notice required by law) or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Lender agrees to conduct any such sale or disposition in a commercially reasonable manner. Should Lender decide to conduct more than one such sale or disposition, Lender may at its option cause the same to be conducted simultaneously or successively on the same day or upon such different days or at such different times and in such order as Lender may deem to be in its best interests. Borrower waives, to the fullest extent permitted by law, any prejudice resulting to it from any such decision.

               (iv) Sell the Collateral in one or more lots, at one or more times, at public or private sales, in an established market therefor or otherwise, and with or without notice of any kind, as Lender may elect, at such prices and on such terms, as to cash or credit, as Lender may deem proper, and in the case of pledged Mortgages, with or without servicing rights, provided that notwithstanding any provision hereof, five Business Days' notice shall be given to Borrower of all sales of all or any portion of the Collateral. Any sale may be made at any place designated by Lender, and Lender shall have the right to become the lender at any such sale which is open to the public. If notice is given of the public sale of any of the Collateral, it is agreed that notice shall be satisfactorily given for all purposes if such notice is published at least once in a newspaper of general circulation in the vicinity of Borrower and in the regional edition of The Wall Street Journal, not less than five Business Days prior to such sale and Lender mails, or causes to be mailed a copy of such notice to Borrower on or prior to the first publishing date. The foregoing notice provisions shall not preclude Lender's rights to foreclose upon the collateral in any other manner permitted under the Uniform Commercial Code; provided, however, a sale of the Collateral in accordance with the above notice requirements shall be deemed a disposal of the Collateral in a commercially reasonable manner. Lender shall have the right in connection with the Collateral either to sell the same as above provided, or to foreclose, sue upon, or otherwise seek to enforce the same in its own name or in the name of Borrower as provided herein. Subject to the foregoing provisions of this paragraph, after an Event of Default shall occur and be continuing, Lender shall have the right to renew, extend the time of payment of, or otherwise modify, amend, supplement, settle or compromise, in any manner, any obligations for the payment of money included in the Collateral, any security therefor and any other agreements, instruments, claims or choses in action of any kind, which may be included in the Collateral.

               (v) Take possession of all or any portion of the Collateral that is not already in its possession of Lender and Borrower agrees to assemble and make available the Collateral to Lender at a convenient location. Lender may manage and protect the Collateral, do any acts which Lender deems proper to protect the Collateral as security hereunder, and sue upon any contract or claim relating to the Collateral and receive any payments due thereon or any damages thereunder, and apply all sums received to the payment of the indebtedness secured hereby in such order as Lender shall determine, subject to the provisions of section 8.5 hereof. Any such actions of Lender shall not, absent written ratification by Lender, be deemed to impose upon Lender any of Borrower's obligations under any contracts.

               (vi) Be entitled, without regard to the adequacy of the security for the indebtedness secured hereby, to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Collateral or any portion thereof, collect the payments due with respect to the Collateral or any portion thereof, and do anything that Lender is authorized with respect thereto do do.

               (vii) Notify all obligors of Collateral that the Collateral has been assigned to Lender and that all payments thereon are to be made directly to Lender or such other party as may be designated by Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any portion of the Collateral or any such obligor on terms acceptable to Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on, and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure in a commercially reasonable manner.

               (viii) Act, or contract with a third party to act, as servicer of each item of Collateral requiring servicing with any such third party's fees to be paid by Borrower, deducted from payments received, or deducted from Borrower's account, as Lender may elect in its sole discretion.

               (ix) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code, including, but not limited to, selling the Collateral at public or private sale.

               (x) Exercise any and all other rights and remedies of Lender as it shall deem appropriate at law, in equity, or otherwise.

          (c) All remedies are cumulative. Any failure on the part of Lender to exercise or any delay in exercising any right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other exercise thereof or the exercise of any other right.

     8.3 Application of Proceeds. Any money collected by Lender pursuant to this
Section 8 (whether upon voluntary payment, foreclosure or otherwise) shall be promptly applied as follows unless otherwise required by provisions of applicable law:

          (a) First, to the payment of all expenses incurred by Lender in enforcing its rights under this Agreement, including all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses.

          (b) Next, to the payment of all principal of and interest on Advances.

          (c) Next, to Borrower.

9. INDEMNIFICATION.

     9.1 (a) Borrower hereby agrees to protect, indemnify, defend and hold harmless Lender, its subsidiaries and affiliates and assignees, and all of their agents, employees, officers and directors, (collectively the Lender Indemnitees") from and against any and all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, arising from, connected with, or resulting from: (i) any breach by Borrower of any covenant, representation, or warranty contained herein or of any other term of this Agreement or any act of Borrower or omission by Borrower where Borrower has a duty to act; and (ii) any assertion or claim of any liability of Lender on account of any contamination, pollution or other condition of any of the Subject Properties in violation of any environmental law; provided, however, that Borrower's obligation to indemnify pursuant to this section shall not extend to any liability arising from the gross negligence or willful misconduct of any Lender Indemnitee or, as to any particular Mortgage Loan, to any act committed by Lender after such Mortgage Loan is sold to Lender, its assignee or successor.

     (b) If any legal proceeding shall be instituted, or any claim asserted in respect of which a Lender Indemnitee may seek indemnification from Borrower, the Borrower shall have the right, at its option and at its own expense, to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

     9.2 (a) Lender hereby agrees to protect, indemnify, defend and hold harmless Borrower, its subsidiaries and affiliates and assignees, and all of their agents, employees, officers and directors (collectively, the "Borrower Indemnitees") from and against any and all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomever asserted, arising from, connected with, or resulting from any breach by Lender of any covenant, representation, or warranty contained herein or of any other term of this Agreement or any act of Lender or omission by Lender where Lender has a duty to act; provided, however, that Lender's obligation to indemnify pursuant to this section shall not extend to any liability arising, from the gross negligence or willful misconduct of any Borrower Indemnitee.

     (b) If any legal proceeding shall be instituted, or any claim asserted in respect of which a Borrower Indemnitee may seek indemnification from Lender, the Lender shall have the right, at its option and at its own expense, to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

10. NOTICES.

     All notices or other communications provided for herein shall be in writing, and shall be deemed to have been qiven or made when sent Certified Mail, Return Receipt Requested, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, addressed as set forth below or to such other address as may be hereafter designated in writing by the respective parties hereto:

              Lender:     The First National Bank of Boston
                          lOO Federal Street
                          Boston, Massachusetts, 02110
                          Attn: Gunther Fritze 01-15-01

              Borrower:   Industry Mortgage Company, L.P.
                          3450 W. Busch Blvd., Suite 250
                          Tampa, Florida 35618
                          Attn: George Nicholas

11. APPOINTMENT OF ATTORNEY.

     Borrower hereby appoints any officer or employee of Lender its true and lawful attorney to sign and deliver to Lender on behalf of Borrower any instrument or document and also any other writing which may be used in connection therewith to evidence any security interest in any Collateral. This power of attorney shall not be used to create any new obligation of Borrower to Lender or for the institution of suit in Borrower's name, except as may be set forth in Section 8.2 hereof.

12. ACCESS TO BORROWER DOCUMENTS AND INFORMATION.

     (a) Borrower shall deliver to Lender its annual (audited) financial statements within 90 days of Borrower's fiscal year end, its quarterly (unaudited) financial statements within 45 days of the end of each quarter, and its monthly (unaudited) financial statements within 45 days of each month's end. Borrower shall provide to Lender and its appointed agents access to documentation and information regarding the Collateral and the Borrower as Lender may request, including, but not limited to, the Mortgage Loans and any and all accounting records and financial statements of Borrower, such access being afforded without charge upon reasonable request and during normal business hours at the offices of the Borrower designated by it.

     (b) Borrower shall furnish to Lender within 30 days of each month's end such other information as Lender may from time to time request, including, without limitation, such other information as is set forth on Exhibit E hereto, as the same may be amended by Lender from time to time.

     (c) Borrower shall permit Lender or its agents to have access to and to examine and audit any and all records of Borrower relating to the Eligible Collateral, the Mortgage

Loans or this Agreement at any time during normal business hours.

13. TERMINATION.

     (a) Lender may terminate its obligations to make Advances under this
Agreement: (i) at any time after the commencement date of this Agreement in its sole discretion for any or no reason whatsoever upon thirty (30) days' written notice delivered to Borrower; or (ii) without any advance notice upon the occurrence of any Event of Default.

     (b) In the event of termination due to the occurrence of an Event of Default, all outstanding Advances under the Note and this Agreement shall, at the sole option of Lender, become immediately due and payable as of the effective date of such termination.

     (c) If not previously terminated under subsections 13(a) and 13(b), any obligation of Lender to make Advances hereunder will terminate, without notice, on a date which is 364 days after the date of this Agreement shown in the first paragraph hereof (the "Expiration Date"). Lender may extend the Expiration Date by written notice to Borrower.

14. MISCELLANEOUS.

     14.1 Representation of Servicer and Lender. If any of the Mortgage Loans are presently serviced by any third party, Borrower shall obtain and deliver on the Closing Date a representation and warranty to Lender from each such servicer that, as of the Closing Date, there are no taxes, ground, rents, water charges, sewer rents, assessments payable in future installments, or other outstanding charges affecting the lien of any Mortgage or Mortgaged Property, which amounts are being escrowed and which are due and payable. If requested by the Lender, each such servicer shall submit proof of the foregoing representation and warranty.

     14.2 Costs and Expenses. Borrower shall pay all out-of-pocket attorney's fees, costs and expenses of Lender in preparation and documentation, interpretation or amendment, enforcement of this Agreement, or any consumer finance examination made by Lender (not more than semi-annually at its usual fees). In all other respects, Borrower and Lender shall each fulfill their obligations pursuant hereto at their own cost and expense.

     14.3 Agency; Joint Venture. Neither this Agreement nor any action taken pursuant hereto shall make either party an agent or representative of the other or be deemed to create a joint venture between Borrower and Lender.

     14.4 Complete Agreement; Modification; Sale or Assignment. This Agreement constitutes the complete agreement between Borrower and Lender with respect to the subject matter hereof and may not be modified, altered, or amended except by a writing signed by Borrower and Lender. Neither party hereto may sell, assign, or transfer any of its rights or obligations pursuant hereto except with the written consent of the other party, except that the Lender may assign this Agreement to an affiliate. Nothing herein shall in any way limit Lender's right to assign the Borrower's Note to any other person or entity.

     14.5 No Waiver. No undertaking, agreement, covenant, representation or warranty of Borrower contained herein shall be deemed to have been waived by Lender, unless such waiver is by an instrument in writing signed by Lender. Any such waiver by Lender shall not be deemed to be waiver of any other undertaking, agreement, covenant, representation or warranty. Lender's failure, at any time, to require strict performance of any provision hereof shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance therewith or performance thereof.

     14.6 Parties. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of Borrower and Lender.

     14.7 Governing Law. This Agreement shall, in all respects, be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such state without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

     14.8 Severability; Section Headings. Any invalidity of any provision of Borrower's Note or this Agreement shall not affect the validity of any other provision hereof. The section headings contained herein shall be without substantive meaning and shall not be deemed to be a part of this Agreement.

     14.9 Construction. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter. The words "herein," "hereof," "hereto," "hereby," and other words of similar import shall be deemed to refer to this Agreement as a whole and not to any particular section, subsection, or clause of this Agreement.

     14.10 Regulatory Compliance. Without limiting and in addition to the above, the Borrower acknowledges and understands that the Lender is committed to full compliance with any and all applicable laws, rules, regulations and orders relating to fair lending (the "Fair Lending Laws"). In connection with such commitment, the Borrower represents and warrants that it shall not engage in any practice or transaction relating to a Mortgage Loan which would directly or indirectly have the effect of discriminating against any Mortgage Loan applicant on the basis of race, color, religion, national origin, sex, marital status or age (provided that the applicant has the legal capacity to contract), the fact that all or part of the applicant's income derives from any public assistance program, or the fact that the applicant has in good faith exercised any rights under the Consumer Credit Protection Act. The Lender and the Borrower shall cooperate to develop and implement underwriting criteria and other Mortgage Loan practices which: (a) are consistent with safe and sound banking practices and the Lender's corporate policies, and (b) are consistent and comply with the Fair Lending Laws.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:    GUNTHER FRITZE
                                           -------------------------------------

                                       Name:  Gunther Fritze
                                             -----------------------------------

                                       Title:  VP
                                               ---------------------------------

                                       INDUSTRY MORTGAGE COMPANY, L.P.


                                       By:    INDUSTRY MORTGAGE CORPORATION
                                           -------------------------------------
                                              Its Managing,General Partner

                                       By:   GEORGE NICHOLAS
                                           -------------------------------------

                                       Name:  George Nicholas
                                             -----------------------------------

                                       Title:   CEO
                                               ---------------------------------

[BANK OF BOSTON LETTERHEAD]


                                                              September 27, 1994

Mr. Thomas A. Middleton
Industry Mortgage Company L.P.
3450 West Bush Boulevard
Suite 250
Tampa, FL 33618

Subject: First Amendment to the Loan and Securitv Agreement dated
         March 18th, 1994

Dear Tom,

As agreed, we are pleased to open up the warehouse facility to "B" paper.

        The new Exhibit D page 32, revised September, 1994, of the Agreement hereby replaces the original Exhibit D. Furthermore, any future reference to Exhibit D in the Loan Agreement will mean Exhibit D - revised September, 1994.

     With best regards.

                                       Sincerely,


                                       GUNTHER E.A. FRITZE

                                       Gunther E.A. Fritze
                                       Vice President


     Agreed to by:

     THOMAS G. MIDDLETON
     Thomas G. Middleton
     Chief Operating Officer
     Industry Mortgage Company L.P.
     authorized signature



     THE FIRST NATIONAL BANK OF BOSTON, Boston, Massachusetts 02106

                                    Exhibit D
                            (Underwriting Guidelines)
                             revised September 1994

             THE PARAMETERS SET FORTH BELOW MAY NOT BE ALL INCLUSIVE

                         SECOND MORTGAGE LOAN PARAMETERS

Loan Classification        A                             B
Loan Amount         Maximum $400,000                $400,000



Warehouse Period    60 days                         60




Debt to Income      45%                             45%

Loan to Value       85%                             80%

Delinquencies       2x30 days on mortgage           3x30 on mortgage loans; 30-
                    loans; 30-60 days on            60-90 days on revolving and
                    revolving and/or installment    installment loans
                    loans

Employment          Level of verification varies    Level of verification varies
                    depending on product type       depending on product type

Appraisal           Required on all loans,          Required on all loans,
                    performed by third party        performed by third party

Closings            Must be closed by counsel or    Must be closed by counsel or
                    Title Company                   Title Company

[IMC INDUSTRY MORTGAGE COMPANY LETTERHEAD]


                                                                December 1, 1994


Mr. Gunther E. A. Fritze
Vice President
The First National Bank of Boston
100 Federal Street
Boston, MA 02110-1804


Subject: Second Amendment to the Loan and Security Agreement dated
         March 18th, 1994

Dear Gunther:

As agreed, we would like to open up the warehouse facility to "G.E.C.C. Preapproved" paper.

         The new Exhibit D page 32, revised December, 1994, of the Agreement hereby replaces the original Exhibit D.
         Furthermore, any future reference to Exhibit D in the Loan Agreement will mean Exhibit D - revised December, 1994.


                                       Sincerely,



                                       THOMAS G. MIDDLETON
                                       Thomas G. Middleton
                                       Chief Operating Officer


Agreed to by:                        All GECC high LTV loans put into the
                                     warehouse facility will be subject to the
GUNTHER E.A. FRITZE                  Correspondent Agreement dated May 3, 1994
Gunther E.A. Fritze                  as amended. IMC will have a Conditional
Vice President                       Approval Letter in hand before putting such
The First National Bank of Boston    loans into the warehouse.

                                    Exhibit D
                            (Underwiting Guidelines)
                              revised December 1994

             THE PARAMETERS SET FORTH BELOW MAY NOT BE ALL INCLUSIVE

                         SECOND MORTGAGE LOAN PARAMETERS




Loan Classification          A                     B                  GE PreApproved Loans

Loan Amount          Maximum $400,000         $400,000                 $35,000



Warehouse Period     60 days                     60 days                60 days




Debt to Income            45%                    45%                     40%

Loan to Value             85%                    80%                     100%

Delinquencies        2X30 days on mortgage    3X30 days on mortgage    0X30 days on mortgage
                     loans; 30-60 days on     loans; 60-90 days on     0X30 on revolving and
                     revolving and/or         revolving and            installment loans
                     installment loans        installment loans

Employment           Level of verification    Level of verification    Level of verification
                     varies depending on      varies depending on      varies depending on
                     product type             product type             product type

Appraisal            Required on all loans,   Required on all loans    Required on all loans,
                     performed by third       performed by third       performed by third
                     party                    party                    party

Closings             Must be closed by        Must be closed by        Must be closed by
                     counsel or Title         counsel or Title         counsel or Title
                     Company                  Company                  Company


                               THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


     WHEREAS, Industry Mortgage Company, L.P. ("Borrower") and The First National Bank of Boston ("Lender") entered into a Loan and Security Agreement dated March 18, 1994, as amended by a certain First Amendment dated September 27, 1994, and later amended by a certain Second Amendment dated December 1, 1994, (as so amended, the "Loan and Security Agreement"); and

     WHEREAS, Borrower and lender wish to adjust certain provisions of the Loan Agreement for their mutual benefit;

     NOW, THEREFORE, Borrower and Lender hereby amend the Loan and Security Agreement as follows:

1. Section 2.1 is hereby amended to read, in its entirety, as follows:



          2.1 Subject to the Borrower's reimbursement obligations set forth in
     Section 6 hereof, Lender hereby agrees to make Advances from time to time to Borrower, and Borrower hereby agrees to borrow Advances from Lender, in accordance with the terms of the Borrower's Note and this Agreement; provided, however, that: (i) the outstanding amount of Advances provided to
     Borrower   hereunder   shall   not   exceed  the lesser of $9,500,000
     and ninety-eight percent (98%) of the Eligible Collateral; (ii) Lender must pre-approve any investor to whom Borrower seeks to sell Mortgage
     Loans funded under this Agreement; (iii) Lender may terminate its obligation to make Advances under this agreement upon 60 days notice to Borrower; (iv)  Lender shall not be obligated to make any advance in the amount less than $250,000, and shall not be obligated to
     make more than one advance per   Business Day; and (v) Lender shall not
     be obligated to accept any repayment by Borrower of principal and interest in an amount less than $250,000, except for Advances repaid in accordance with section 6.5 hereof.



2. Section 3 PURCHASE OF MORTGAGE LOANS ADVANCED UNDER THE AGREEMENT is hereby amended to read, in its entirety, as follows:

          3. PURCHASE OF MORTGAGE LOANS ADVANCED UNDER THE AGREEMENT.

          It is the express intention of the parties that Borrower may resell any Mortgage Loan for which Advances are made hereunder; provided that Borrower uses such sale proceeds for the repayment of Advances received from Lender. Borrower hereby covenants and agrees that each Mortgage Loan which is Elgible Collateral pursuant to this Agreement shall be sold to an investor or withdrawn from Eligible Collateral and repaid in accordance with Section 6.5 on or before the one-hundred and twentieth day after Lender or its designated custodian received the Essential Mortgage File Documents.

3. Section 5.1(i) is hereby amended to read, in its entirety, as follows:

          (i) Borrower shall assure that the total of all outstanding Advances does not exceed the lesser of: (i) 98% of the face amount of all Eligible Collateral then held by Lender, and (ii) $9,500,000.

4. Section 5.2 is hereby amended by adding thereto subsection (x), as follows:

          (x) Neither any Note nor any Mortgage is a "mortgage", as defined by the federal Truth-In-Lending Act at section 103(aa) (15 U.S.C.
     ss. 1602(aa)).

     5. Section 6.1 Repayment is hereby amended to read, in its entirety, as follows:



          6.1 Repayment. When Borrower sells a Mortgage Loan, Borrower shall repay to Lender the amount necessary to assure that the total of all outstanding Advances does not exceed 98% of the total face amount of all Eligible Collateral then held by Lender less the face amount of any sold Mortgage Loan. Such repayment shall be paid to Lender by wire transfer in immediately available funds on the Settlement Date. In any such case, after such repayment, in the event that: (1) Borrower has provided Lender or Lender's custodian with a Request for Release applicable to the sold Mortgage Loan, and (2) Lender or Lender's custodian has verified repayment in accordance with this Section, the Lender shall deliver to Borrower the Essential Mortgage File Documents with respect to the sold Mortgage Loan unless the Mortgage Loan was sold to Lender. Borrower shall not sell Mortgage Loans, nor request Lender to release the same, in lots of less than $250,000 aggregate face amount, except for Mortgage Loans for which Advances have been repaid in accordance with section 6.5 hereof.



6. Section 6.2 Interests on Advances is hereby amended to read, in its entirety, as follows:

          6.2 Interest on Advances. Subject to Section 6.3 hereof, Borrower shall pay to Lender on the fifteenth Business Day of each month interest on all Advances outstanding during the prior month computed at an annual rate equal to Lender's Base Rate in effect on the first Business Day of the prior month.

7. The second paragraph of Section 6.5 Repayment of Unpurchased Mortgage Loans, is hereby amlended to read, in its entirety, as follows:

          In addition, if any Mortgage Loan is not purchased within 120 days after Lender received the Essential Mortgage File Documents with respect to such Mortgage Loan, such Mortgage Loan shall no longer constitute Eligible Collateral and Borrower shall repay Lender any Advance made with respect to the unpurchased Mortgage Loan in an amount equal to such Advance. Such repayment shall be made as specified in the preceding paragraph.

8. Exhibit D (Uhderwriting Guidelines), as amended by the First and Second Amendments to the Loan and Security Agreement, is hereby deleted and replaced with Exhibit D as attached hereto.

9. Subject to the foregoing amendments, the parties ratify and confirm the validity and obllgations of the Loan and Security Agreement. This Third Amendment and the said First and Second Amendments constitute the complete agreement of the parties with respect to modifications made or proposed to the Loan and Security Agreement from March 18, 1994 through the date hereof.

IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the 15th day of March, 1995.


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:   GUNTHER E.A. FRITZE
                                          --------------------------------------

                                       Name:  Gunther E.A. Fritze
                                            ------------------------------------

                                       Title:   VP
                                              ----------------------------------

                                       INDUSTRY MORTGAGE COMPANY, L.P.


                                       By:   INDUSTRY MORTGAGE CORPORATION
                                          --------------------------------------
                                          Its Managing General Partner


                                       By:  GEORGE NICHOLAS
                                          --------------------------------------

                                       Name:  George Nicholas
                                            ------------------------------------

                                       Title:   CEO
                                              ----------------------------------

                                   Exhibit D
                           (Underwriting Guidelines)
                             revised February 1995

            THE PARAMETERS SET FORTH BELOW MAY NOT BE ALL INCLUSIVE

                        SECOND MORTGAGE LOAN PARAMETERS



Loan Classification          A                        B                               C                     GE Pre-Approved Loans
Loan Amount         Maximum $400,000               $400,000                      $400,000                       $35,000


Warehouse Period    60 days                          60 days                       60 days                      60


Debt to Income              45%                     45%                             50%*                         40%

Loan to Value             85%-90%**                 80%                             80%*                        100%

Delinquencies      2x30 days on mortgage      3x30 on mortgage loans;       4x30, 1x60                     0x30 days on mortgage
                   loans; 30-60 days on       30-60-90 days on revolving    30-60-90-120 days              0x30 on revolving and
                   revolving and/or           and installment loans                                        installment loans
                   installment loans

Employment         Level of verification      Level of verification varies  Level of verification varies  Level of verification
                   varies depending on        depending on product type      depending on product type     varies depending on
                   product type                                                                           product type


Appraisal          Required on all loans,     Required on all loans,        Required on all loans,        Required on all loans,
                   performed by third party   performed by third party      performed by third party      performed by third party

Closings           Must be closed by          Must be closed by counsel     Must be closed by counsel     Must be closed by counsel
                   counsel or Title           or Title Company              or Title Company              or Title Company
                   Company

                  **90% LTV restricted                    *These 2 parameters not to be at a maximum level conjunctively,
                    to 10% of the line.                    For example, if DTI=50%, then LTV=75%. If LTV=80%, then DTI=45%.


                          NOTE MODIFICATION AND ALLONGE

     This Note Modification and Allonge, dated as of March 15th, 1995, is by and between Industry Mortgage Company, L.P., a Delaware limited partnership ("Borrower") and The First National Bank of Boston ("Bank").

                                    RECITALS

     A. On March 18, 1994, Borrower executed and delivered to Bank a Commercial Line of Credit Note in the original principal amount of $5,000,000 (the "Note").

     B. The parties now wish to modify the Note to change the principal amount and interest rate.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

     1. The principal amount of the Note, as set forth in the first paragraph thereof, is changed from "Five Million Dollars ($5,000,000)" to "Nine Million Five Hundred Thousand Dollars ($9,500,000)".

     2. The aggregate principal amount outstanding under the Note shall bear interest at a floating rate equal to the Base Rate, as that term is defined in the Note.



     3. Section 3.0 shall be added to the Note as follows:

     Borrower shall pay to the Bank a commitment fee based upon the average daily outstanding balance of the Note subtracted from the principal amount ($9,500,000)(the "Unused Principal"). The commitment fee shall be equal to one-quarter of one percent (1/4%) per annum of the Unused Principal, and shall be payable in arrears on the first day of each calendar month.



     4. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note Modification and Allonge. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion.

     5. The Note, as amended and restated herein is hereby ratified, confirmed and approved in all respects. Borrower acknowledges and agrees that the Note as modified herein shall continue to be secured by all collateral in which Borrower has granted Bank a security interest as security for the Note. Except as modified hereby, all of the terms and conditions contained in the Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Note Modification and Allonge as of this 15th day of March, 1995.

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:  GUNTHER FRITZE
                                           -------------------------------------

                                       Name:FRITZE
                                             -----------------------------------

                                       Title: VP
                                              ----------------------------------


                                       INDUSTRY MORTGAGE COMPANY, L.P.

                                       By:    INDUSTRY MORTGAGE CORPORATION
                                           -------------------------------------
                                           Its Managing General Partner


                                       By: GEORGE NICHOLAS
                                           -------------------------------------

                                       Name: GEORGE NICHOLAS
                                             -----------------------------------

                                       Title: CEO
                                              ----------------------------------

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               (November 1, 1995)


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of November 1, 1995, is made between Industry Mortgage Company, L.P., a Delaware limited partnership having its principal address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Borrower"), and The First National Bank of Boston, a national banking association having its principal address at 100 Federal Street, Boston, Massachusetts 02110 (the "Lender").

                                   RECITALS:

     A. The Borrower and the Lender are parties to a certain Loan and Security Agreement dated March 18, 1994, as amended pursuant to a certain First Amendment to Loan and Security Agreement dated September 27, 1994, a certain Second Amendment to Loan and Security Agreement dated December 1, 1994, and a certain Third Amendment to Loan and Security Agreement dated March 15, 1995 (as so amended, the "Loan Agreement").

     B. In connection with the Loan Agreement, the Borrower has delivered to the Lender the Borrower's Note dated March 18, 1994, in the original principal amount of $5,000,000.00, as amended and increased to $9,500,000.00 pursuant to a certain Note Modification and Allonge dated March 15, 1995 (as so amended, the "Borrower's Note").

     C. The Borrower and the Lender wish to amend the Loan Agreement as set forth herein.

                                   AGREEMENT:


     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition have the same meanings as in the Loan Agreement.

     2. Amendment to Section 2.1. Section 2.1 of the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting the following
Section 2.1 in its place:


          "2.1 Subject to the Borrower's reimbursement  obligations set forth in
     Section 6 hereof, Lender hereby agrees to make Advances from time to time to Borrower, and Borrower hereby agrees to borrow Advances from Lender, in accordance with the terms of the Borrower's Note and this Agreement; provided, however, that: (i) the outstanding amount of Advances provided to Borrower hereunder shall not exceed the lesser of $20,000,000.00 and ninety-eight percent (98%) of the Eligible Collateral; (ii) Lender must pre-approve any investor to whom Borrower seeks to sell Mortgage Loans funded under this Agreement; (iii) Lender may terminate its obligation to make Advances under this Agreement upon sixty (60) days notice to Borrower; (iv) Lender shall not be obligated to make any Advance in an amount less than $250,000.00, and shall not be obligated to make more than one Advance per Business Day; and (v) Lender shall not be obligated to accept any repayment by Borrower of principal and interest in an amount less than $250,000.00, except for Advances repaid in accordance with section 6.5 hereof."

     3. Amendment to Section 5.1. Section 5.1 of the Loan Agreement is hereby amended by deleting such Section 5.1(i) in its entirety and inserting the following Section 5.1(i) in its place:


          "(i) Borrower shall assure that the total of all outstanding Advances does not exceed the lesser of: (i) 98% of the face amount of all Eligible Collateral then held by the Lender, and (ii) $20,000,000.00."



     4. Restatement of Borrower's Note. To reflect and incorporate the within and prior amendments to the Loan Agreement, Exhibit A to the Loan Agreement (the form of the Borrower's Note) is hereby amended by deleting such Exhibit in its entirety and inserting in its place Exhibit A to this Amendment.

     5. Conditions Precedent. This Amendment shall be effective upon the delivery by the Borrower to the Lender of the following documents:

          (a) This Amendment duly executed by the Borrower and the Lender;

          (b) The Borrower's Note;

          (c) A copy, certified by Borrower's general partner as of the date of this Amendment, of the partnership vote by all general and limited partners of Borrower authorizing the execution and delivery of Borrower's Note to Lender and borrowing of Advances as provided for in the Loan Agreement, as amended hereby, and the execution, delivery and performance of this Amendment by Borrower.

     6. Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the documents related thereto and, except as expressly modified by this Amendment, the terms and provisions of the Loan Agreement and such other documents are ratified and confirmed and shall continue in full force and effect. The Borrower hereby ratifies, affirms and acknowledges the security interest granted to the Lender pursuant to the Loan Agreement.

     7. Borrower's Representations. The Borrower hereby represents and warrants that the representations and warranties set forth in Article 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

8. Miscellaneous

     (a) This Amendment shall, in all respects, be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such state without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

     (b) This Amendment shall be binding upon, and inure to the benefit of, the successors and permitted assigns of Borrower and Lender.

     (c) This Amendment constitutes the complete agreement between Borrower and Lender with respect to the subject matter hereof and may not be modified, altered, or amended except by a writing signed by Borrower and Lender.

     (d) This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:            PAUL CHMIELINSKI
                                          --------------------------------------

                                       Name:          Paul Chmielinski
                                             -----------------------------------

                                       Title:          Vice President
                                             -----------------------------------


                                       INDUSTRY MORTGAGE COMPANY, L.P.


                                       BY: INDUSTRY MORTGAGE CORPORATION
                                          -----------------------------------
                                           Its Managing General Partner




                                       By:            GEORGE NICHOLAS
                                          --------------------------------------

                                       Name:          George Nicholas
                                             -----------------------------------

                                       Title:             CEO
                                             -----------------------------------

                                                                  EXHIBIT A
                               PROMISSORY NOTE
                              (Borrower's Note)




                                              Boston, Massachusetts
         $20,000,000.00                       November 1, 1995



         FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Twenty Million and NO/100 Dollars ($20,000,000.00), or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of (A) the Base Rate announced from time to time by the Bank at its head office, or (B) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%. Interest shall be payable in arrears on the 15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.



SECTION 1. PAYMENT TERMS.

         1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the Bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest), second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocably authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.



         1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of 5% above the Base Rate.




SECTION 2. MISCELLANEOUS.



         2.0 COMMITMENT FEE. The Borrower shall pay to the Bank a commitment fee equal to one quarter of one percent (1/4%) per annum of the amount by which the maximum principal amount of this Note exceeds the average daily outstanding balance hereunder, which fee shall be payable monthly in arrears on the first calendar day of each month.



         2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

         2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed. In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

         2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

         2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

         2.5.  EXPENSES.  The parties hereto shall pay expenses  related to this
Note in accordance with the terms and conditions of the Loan Agreement.

         2.6   INFORMATION.   The  undersigned   shall  provide  to  Lender  all
information required under the Loan Agreement.

         2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING,

COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS. ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WlTH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         THIS NOTE IS ISSUED IN MODIFICATION OF THE INDEBTEDNESS EVIDENCED BY THAT CERTAIN COMMERCIAL LINE OF CREDIT NOTE DATED MARCH 18, 1994, IN THE FACE AMOUNT OF $5,000,000.00, AS AMENDED, AND INCREASED TO A FACE AMOUNT OF $9,500,000.00, PURSUANT TO A CERTAIN NOTE MODIFICATION AND ALLONGE DATED AS OF MARCH 15, 1995.


                                         BORROWER:

                                         INDUSTRY MORTGAGE COMPANY, L.P.

                                         BY: INDUSTRY MORTGAGE
                                         CORPORATION
                                         Its Managing General Partner
         WITNESS:

                                         By:

                                         Name:

                                         Title:

                          SCHEDULE TO PROMISSORY NOTE

     $20,000,000.00 Promissory Note dated November 1, 1995 of payable to the order of THE FIRST NATIONAL BANK OF BOSTON.

           Date           Advance           Payment           Balance

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                 PROMISSORY NOTE

                                                           Boston, Massachusetts
$20,000,000.00                                             November 1, 1995



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Twenty Million and NO/100 Dollars ($20,000,000.00), or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of (A) the Base Rate announced from time to time by the Bank at its head office, or (B) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%. Interest hall be payable in arrears on the
15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.



SECTION 1. PAYMENT TERMS.

     1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the Bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocably authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

     Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.



     1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of 5% above the Base Rate.



SECTION 2. MISCELLANEOUS.



     2.0 COMMITMENT FEE. The Borrower shall pay to the Bank a commitment fee equal to one quarter of one percent (1/4%) per annum of the amount by which the maximum principal amount of this Note exceeds the average daily outstanding balance hereunder, which fee shall be payable monthly in arrears on the first calendar day of each month.




     2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

     2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed. In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

     2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

     2.5. EXPENSES. The parties hereto shall pay expenses related to this Note in accordance with the terms and conditions of the Loan Agreement.

     2.6 INFORMATION. The undersigned shall provide to Lender all information required under the Loan Agreement.

     2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

     2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO

CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     This Note is issued in modification of the indebtedness evidenced by that certain Commercial Line of Credit Note dated March 18, 1994, in the face amount of $5,000,000.00, as amended, and increased to a face amount of $9,500,000.00, pursuant to a certain Note Modification and Allonge dated as of March 15, 1995.

                                       BORROWER:

                                       INDUSTRY MORTGAGE COMPANY, L.P.

                                       BY: INDUSTRY MORTGAGE CORPORATION
                                           Its Managing General Partner


WITNESS:
                                       By:           GEORGE NICHOLAS
      [SIGNATURE]                           ------------------------------------
- ----------------------------------
                                       Name:         George Nicholas
                                            ------------------------------------

                                       Title:               CEO
                                              ----------------------------------

                           SCHEDULE TO PROMISSORY NOTE

     $20,000,000.00 Promissory Note dated November 1, 1995 of payable to the order of THE FIRST NATIONAL BANK OF BOSTON.


               Date           Advance         Payment         Balance


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

     "THIS LOAN AND SECURITY AGREEMENT made this 18th day of March, 1994 by and between The First National Bank of Boston, a national banking association, with its principal place of business at 100 Federal Street, Boston, Massachusetts ("Lender"), and Industry Mortgage Company, L.P., a Delaware limited partnership, with its principal place of business at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Parent") and IMC Corporation of America, a wholly owned subsidiary of the Parent (the "Sub" and, together with the Parent, the "Borrowers").


     3. Amendment to Term "Borrower". To reflect and incorporate the inclusion of the Sub as a Borrower under the Loan Agreement, the term "Borrower" (in any form) wherever it appears in the Loan Agreement and all references to "Borrower" in the Loan Agreement, are hereby amended to read and refer to (as the case may be) "Borrowers" or to either one or to each of them, as the context may require in order to fully implement the intention of the within Amendment.



     4. Amendment to Section 2.1. Section 2.1 of the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting the following
Section 2.1 in its place:




          "2.1 Subject to each Borrower's reimbursement obligations set forth in
     Section 6 hereof, Lender hereby agrees to make Advances from time to time to Borrowers, and Borrowers hereby agree to borrow Advances from Lender, in accordance with the terms of each Borrower's Note and this Agreement; provided, however, that : (i) the aggregate outstanding amount of Advances provided to Borrowers hereunder shall not exceed the lesser of $20,000,000.00 and ninety-eight percent (98%) of the Eligible Collateral;
     (ii) the outstanding amount of Advances to either Borrower hereunder shall not exceed the lesser of $20,000,000.00 (minus the amount of then outstanding and pending Advances to the other Borrower) and ninety-eight percent (98%) of the Eligible Collateral then granted by such Borrower to Lender; (iii) Lender must pre-approve any investor to whom Borrowers seek to sell Mortgage Loans funded under this Agreement;
     (iv) Lender may terminate its obligation to make Advances under this Agreement to either Borrower or both Borrowers upon sixty (60) days notice to the affected Borrower(s); (v) Lender shall not be obligated to make any Advance in an amount less than $250,000.00, and shall not be obligated to make more than one Advance per Borrower per Business Day; and (vi) Lender shall not be obligated to accept any repayment by either Borrower of principal and interest in an amount less than $250,000.00, except for Advances repaid in accordance with section 6.5 hereof."




     5. Amendment to Section 10. Section 10 of the Loan Agreement is hereby amended by deleting the address currently set forth therein for the Borrower and inserting the following in its place:

     Parent:       Industry Mortgage Company, L.P.
                   3450 Buschwood Park Drive, Suite 250
                   Tampa, Florida 33618
                   Attn: George Nicholas


     Sub:          IMC Mortgage Corporation of America
                   3450 Buschwood Park Drive, Suite 250
                   Tampa, Florida 33618
                   Attn: George Nicholas



     6. Representations, Warranties and Covenants by Sub. To effectuate the Sub's becoming a Borrower under the Loan Agreement, the Sub hereby represents, warrants, covenants and agrees as follows:


         (a) All of the representations and warranties set forth in Section 5.1 of the Loan Agreement are true and correct as to the Sub, except that (i) the Sub is a corporation, duly organized under the laws of the State of Delaware; and (ii) all references to partnership action, power and authority shall be to corporate action, power and authority.


         (b) By its execution of this Amendment (and the execution and delivery of the other documents referred to in Section 6, below), the Sub hereby becomes a Borrower under the Loan Agreement with the same force and effect as if originally named therein as a Borrower (but effective as of the date hereof) and agrees to all of the terms and conditions of the Loan Agreement thereby applicable to it thereunder. In furtherance of the foregoing, the Sub, as security for the payment of the Advances made to it and the performance of the Sub's other obligations under the Loan Agreement (the "Sub's Obligations"), hereby pledged and hypothecates to Lender, and grants a security interest in favor of Lender in, the Collateral now or hereafter owned by the Sub.


         (c) This Amendment has been duly authorized, executed and delivered by the Sub.

         (d) The Sub's chief executive offices are at the address set forth in the Preamble to the Loan Agreement, as amended hereby.



7. Conditions Precedent to Amendment. This Amendment shall be effective upon the delivery by the Borrowers to the Lender of the following documents:


         (a) This Amendment, duly executed by the Parent, the Sub and the Lender.

         (b) A Borrower's Note in the form of Exhibit A hereto, duly executed by the Sub.

         (c) An Unlimited Guaranty of Payment and Performance of the Sub's Obligations in the form of Exhibit B hereto, duly executed by the Parent (the "Guaranty").

         (d) Appropriate UCC-1 Financing Statements naming the Sub as debtor and the Lender as secured party, duly executed by the Sub, and a UCC search report satisfactory to the Lender.

         (e) A certificate of the Sub's legal existence and good standing issued by the Secretary of State of Delaware.

         (f) Certified copies of the Sub's charter documents and By-Laws.

         (g) A Certificate of the Secretary of the Sub as of the date of this Amendment as to (i) the vote of the Sub's Board of Directors authorizing the execution and delivery of Sub's Borrower's Note to Lender, the borrowing and repayment of Advances as provided for in the Loan Agreement, as amended hereby, and the execution, delivery and performance of this Amendment by the Sub, and
(ii) the incumbency of the persons authorized on behalf of the Sub to execute and deliver this Amendment and the documents contemplated hereby (including, without limitation, the Sub's Borrower's Note) and to request Advances from the Lender under the Loan Agreement.


         (h) A Certificate of the Parent's general partner as of the date of this Amendment as to the execution and delivery to Lender of the Guaranty, and the execution and delivery of this Amendment by the Parent.



     8. Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the documents related thereto. Except as expressly modified by this Amendment, the terms and provisions of the Loan Agreement and such other documents are ratified and confirmed and shall continue in full force and effect. The Parent hereby ratifies, affirms and acknowledges the security interest granted to the Lender pursuant to the Loan Agreement.


     9. Parent's Representations. The Parent hereby represents and warrants that the representations and warranties set forth in Article 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.



10. Miscellaneous.


         (a) This Amendment shall, in all respects, be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such Commonwealth without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

         (b) This Amendment shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parent, the Sub, and the Lender.

         (c) This Amendment constitutes the complete agreement among the Parent, the Sub and the Lender with respect to the subject matter hereof and may not be modified, altered, or amended except by a writing signed by the Parent, the Sub and the Lender.

         (d) This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.



                                    THE FIRST NATIONAL BANK OF BOSTON



                                    By: /s/ PAUL CHMIELINSKI
                                    --------------------------------------------

                                    Name: PAUL CHMIELINSKI
                                    --------------------------------------------


                                    Title: Vice President
                                    --------------------------------------------


                                    INDUSTRY MORTGAGE COMPANY, L.P.

                                    BY:   INDUSTRY   MORTGAGE   CORPORATION
                                          Its Managing General Partner



                                    By: /s/  GEORGE NICHOLAS
                                    --------------------------------------------

                                    Name: George Nicholas
                                    --------------------------------------------

                                    Title: Chairman and Chief Executive Officer
                                    --------------------------------------------

                                    IMC CORPORATION OF AMERICA


                                    By: /s/   GEORGE NICHOLAS
                                    --------------------------------------------

                                    Name: George Nicholas
                                    --------------------------------------------

                                    Title:  Chairman and Chief Executive Officer
                                    --------------------------------------------

                                                                    EXHIBIT A
                                 PROMISSORY NOTE
                              (Borrower's Note-Sub)

                                                           Boston, Massachusetts
$20,000,000.00                                                      1, 199



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Twenty Million and NO/100 Dollars ($20,000,000.00), or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of (A) the Base Rate announced from time to time by the Bank at its head office, or (B) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2% Interest shall be payable in arrears on the 15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.


SECTION 1. PAYMENT TERMS.

     1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the Bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocably authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the

Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

     Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.



     1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of 5% above the Base Rate.



SECTION 2. MISCELLANEOUS.

     2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

     2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed. In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

     2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

     2.5. EXPENSES. The parties hereto shall pay expenses related to this Note in accordance with the terms and conditions of the Loan Agreement.

     2.6 INFORMATION. The undersigned shall provide to Lender all information required under the Loan Agreement.

     2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

     2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO

CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                       BORROWER:

                                       IMC CORPORATION OF AMERICA


WITNESS:

                                       By:
                                          --------------------------------------
- ----------------------------------
(SIGNATURE)                            Name:
                                             -----------------------------------
- ----------------------------------
(PRINT NAME)

Address:                               Title:
                                              ----------------------------------


- ---------------------------------


- ---------------------------------

                           SCHEDULE TO PROMISSORY NOTE

     $20,000,000.00  Promissory  Note dated           , 199 , of IMC Corporation
of America payable to the order of THE FIRST NATIONAL BANK OF BOSTON.


               Date           Advance         Payment         Balance


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

                                                                       EXHIBIT B



                 UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE



     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as 'Lender') to extend credit or otherwise provide financial accommodations to IMC Corporation of America, a Delaware corporation (hereinafter, with any successor, assign, or replacement hereafter approved by the Bank, in its discretion, referred to as 'Customer'), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of the undersigned. Industry Mortgage Company, L.P., a Delaware limited partnership having its principal address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (hereinafter referred to as 'Guarantor'). Guarantor does hereby agrees as follows:



     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby unconditionally guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the 'Obligations'). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.




     2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to 18%, or if higher, the rate of interest announced by the Bank from time to time at its head office as its Base Rate, plus 4% provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.





     3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.



     4. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation;
(iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.



     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.




     6. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and the Guarantor may demand and accept any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indetedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.



     7. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.



     8. FURTHER ASSURANCES. The Guarantor agrees that the Guarantor will, from time to time at the request of the Bank, provide to the Bank such financial information as the Bank may request, including personal financial statements (on such forms as the Bank may prescribe) and federal and state income tax returns and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and posers of the Bank hereunder.



     9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.



     10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.



     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.



     12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Paul Chmielinski, or at such address as either party may designate in writing.


     13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.


     14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.



     15. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE GUARANTOR AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.



     IN WITNESS WHEREOF,  Guarantor has executed this Guaranty under seal on the
   day of     , 199 .



                                   INDUSTRY MORTGAGE COMPANY, L.P.

                                   BY: INDUSTRY MORTGAGE
                                       CORPORATION
                                       Its Managing General Partner


                                   By:____________________________


                                   Name:__________________________


                                   Title__________________________

                                 PROMISSORY NOTE
                              (Borrower's Note/sub)

                                                           Boston, Massachusetts
$20,000,000.00                                             January 31, 1995



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Twenty Million and NO/100 Dollars ($20,000,000.00), or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time, and to which the undersigned became a party pursuant to a certain Fifth Amendment to (loan and security Agreement of early date herewith (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of (A) the Base Rate announced from time to time by the Bank at its head office or (B) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%. Interest shall be payable in arrears on the 15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed
including   holidays   and  days  on  which  the  Bank  is  not  open  for  the
conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.



SECTION 1. PAYMENT TERMS.

     1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the Bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocably authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

     Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.



     1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of 5% above the Base Rate.



SECTION 2. MISCELLANEOUS.

     2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

     2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed; provided, however, that such right of set off shall not apply to deposits of escrow monies being held in designated accounts on behalf of the Mortgagors under Mortgage Loans or investors in Mortgage Loans (with the capitalized terms used in the within proviso having the meanings ascribed to them in the Loan Agreement). In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

     2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

     2.5. EXPENSES. The parties hereto shall pay expenses related to this Note in accordance with the terms and conditions of the Loan Agreement.

     2.6 INFORMATION. The undersigned shall provide to Lender all information required under the Loan Agreement.

     2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

     2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO

CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                       BORROWER:

                                       IMC CORPORATION OF AMERICA


WITNESS:

                                     By:            GEORGE NICHOLAS
         GEORGE FREEMAN                 --------------------------------------
- ----------------------------------
(SIGNATURE)                                         GEORGE NICHOLAS
         GEORGE FREEMAN                 --------------------------------------
- ----------------------------------
(PRINT NAME)                         Title: Chairman and Chief Executive officer
                                              ----------------------------------
Address:

3450 Bushwood Park Drive
- ------------------------

Tampa, FL 33618
- ------------------------

                           SCHEDULE TO PROMISSORY NOTE

     $20,000,000.00 Promissory Note dated January 31, 1996 of IMC Corporation of America payable to the order of THE FIRST NATIONAL BANK OF BOSTON.


               Date           Advance         Payment         Balance


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

                  UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE



     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as "Lender") to extend credit or otherwise provide financial accommodations to IMC Corporation of America, a Delaware corporation (hereafter, with any successor, assign, or replacement hereafter approved by the Bank, in its discretion, referred to as "Customer"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of the undersigned. Industry Mortgage Company, L.P., a Delaware limited partnership having its principal address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (hereinafter referred to as "Guarantor"), Guarantor does hereby agree as follows:


     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby unconditionally guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.



     2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to 18% or, if higher, the rate of interest announced by the Bank from time to time at its head office as its Base Rate, plus 4% provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.




     3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.


     4. WAIVERS BY GUARANTOR: BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release,, loss or destruction of any such collateral; or (vii) any other act of omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.



     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all time has been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.


     6. SUBROGATION: SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     7. SECURITY: SET OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.


     8. FURTHER ASSURANCES. The Guarantor agrees that the Guarantor will, from time to time at the request of the Bank, provide to the Bank such financial information as the Bank may request, including personal financial statements (on such forms as the Bank may prescribe) and federal and state income tax returns and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.


     9. TERMINATION: REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of such receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.


     10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.


     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.




     12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Paul Chmielinski, or at such address as either party may designate in writing.


     13. GOVERNING LAW: CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereb y waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.



     14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect of the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.



     15. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK
AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.



     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal on the 31st day of January, 1996.


                                     INDUSTRY MORTGAGE COMPANY, L.P.

                                     BY: INDUSTRY MORTGAGE CORPORATION
                                     Its Managing General Partner



                                     By: GEORGE NICHOLAS
                                     -------------------------------------------

                                     Name: George Nicholas
                                     -------------------------------------------

                                     Title: Chairman and Chief Executive Officer
                                     -------------------------------------------

UNIFORM COMMERCIAL CODE        FINANCING STATEMENT        FORM UCC-1 (REV. 1993)
THIS FINANCING STATEMENT  is presented to a filing officer to filing pursuant to the Uniform Commercial Code

- --------------------------------------------------------------------------------
1. Debtor (Last Name First if an individual)       1a. Date of Birth or FEE

   IMC Corporation of America
- --------------------------------------------------------------------------------
1b. Mailing Address                        1c. City, State     1d. Zip Code

    3450  Bushwood Park Drive, Suite 250       Tampa, FL           33618
- --------------------------------------------------------------------------------
2. Additional Debtor or Trade Name (Last Name First if an individual)
2a. Date of Birth or FEE
- --------------------------------------------------------------------------------
2b. Mailing Address                        2c. City, State     2d. Zip Code
- --------------------------------------------------------------------------------
3. Secured Party (Last Name First if an individual)
   The First National Bank of Boston
- --------------------------------------------------------------------------------
3a. Mailing Address                        3b. City, State     3c. Zip Code

    100 Federal Street                         Boston, MA          02110
- --------------------------------------------------------------------------------
4. Additional Secured Party (Last Name First if an individual)
- --------------------------------------------------------------------------------
4a. Mailing Address                        4b. City, State     4c. Zip Code
- --------------------------------------------------------------------------------
4. The Financing Statement covers the following types or items or property [Include description of real property on which located and owner of record when required, if more space is required, attach additional sheet(s)]
   All Mortgage Loans, Mortgages, Mortgage Notes and other documents and property deposited with or possessed by or for the account of Secured
   Party, or held for delivery to Secured Party, and all proceeds thereof, and all other property and proceeds thereof described in the attached Rider.

- --------------------------------------------------------------------------------

6. Check only of Applicable:
   [X] Products of collateral are also covered.
   [X] Proceeds of collateral are also covered.
   [ ] Debtor is transmitting utility.
- --------------------------------------------------------------------------------
7. Check appropriate box: (One box must be marked)
   [ ] All documentary stamp taxes due and payable or to become due and payable pursuant to a. 201.22 F.S. have been paid.
   [X] Florida Documentary Stamp Tax is not required.
- --------------------------------------------------------------------------------
8. In accordance with s. 679.402(2), F.S., this statement is filed without the Debtor's signature to perfect a security interest in collateral:

[ ] already subject to a security interest in another jurisdiction when it was brought into this state of debtor's location changed to this state.
[ ] which is proceeds of the original collateral described above in which a security interest was perfected.
[ ] as to which the filing has lapsed. Date filed _______________and previous
    UCC-1 file number____________________________
[ ] acquired after a change of name, identity or corporate structure of the debtor.
- --------------------------------------------------------------------------------
9. Number of additional sheets presented: 1
This Space for Use of Filing Officer

- --------------------------------------------------------------------------------
10. Signature(s) of Debtor(s)
    IMC Corporation of America

    By: /s/ XXXXXX
- --------------------------------------------------------------------------------
11. Signature(s) of Secured Party or if Assigned, by Assignee(s).
- --------------------------------------------------------------------------------
12. Return Copy to:

Name
Address
Address
City, State, Zip
- --------------------------------------------------------------------------------
FILING OFFICER/ACKNOWLEDGMENT COPY
- --------------------------------------------------------------------------------
      STANDARD FORM-FORM UCC-1  Approved by Secretary of State, State of Florida







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                                   SCHEDULE A

                          Capacity as Secured Party

     The First National Bank of Boston (the "Lender") is the "Secured Party" in its capacity as Lender under a certain Loan and Security Agreement dated March 18, 1994, as from time to time amended, restated, renewed, extended, increased or reduced (the "Agreement"), to which the Lender and IMC Corporation of America (the "Borrower") are parties.

                                   Collateral

     (a) All Mortgage Loans, Mortgages and Mortgage Notes and other documents and property as shall be deposited with or held by Lender or its designated custodian pursuant to the Agreement, whether or not the same shall be determined to be Eligible Collateral for purposes of the Agreement;

     (b) All payments and prepayments of principal, interest, penalties and other income due or to become due (other than amounts received by Borrower for the purpose of payment of real property taxes, assessments and insurance premiums pursuant to the terms of Mortgage Notes) on all Mortgage Loans, Mortgages and Mortgage Notes referred to in Paragraph (a) above, and all proceeds thereof, all the right, title and interest of every nature whatsoever of Borrower in and to the same and all property used in connection therewith (subject to Borrower's right under the Agreement to collect certain payments so long as no Event of Default shall have occurred and be continuing) including, without limitation, the following:

          (i) All rights, liens and security interests existing with respect to, or as security for, all such Mortgage Loans;

          (ii) All hazard insurance policies, title insurance policies or condemnation proceeds with respect to each such Mortgage Loan;

          (iii) All insurance and guaranties provided by the FHA or VA, as the case may be, with respect to each such Mortgage Loan; and

          (iv) All private mortgage insurance policies with respect to each such Mortgage Loan.

     (c) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records and data of Borrower related to the Mortgage Loans referred to in Paragraph (a) above; and

     (d) All products and proceeds of any of the property described in the foregoing Paragraphs (a), (b) and (c) (including, without limitation, cash proceeds and any other type of property, but excluding any interest of the Debtor in the residual portion and in the interest-only portion of any mortgage-backed security issued in respect of a pool which includes a Mortgage Loan which is no longer included as Eligible Collateral (as defined in the Agreement)) and any other property or documents relating to any of the foregoing.

     Copies of the Agreement referred to herein are on file with the Lender.












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